UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2006

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(CommissionFile Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant’s telephone number, including area code)

Item 8.01   Other Events

On May 22, 2006 CNET Networks, Inc. (the “Registrant”) issued the press release attached hereto as exhibit 99.1. This press release is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)     Exhibits.

        The following exhibit is furnished with this report on Form 8-K:

        99.1        Press release issued on May 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2006

CNET Networks, Inc. By: /s/ GEORGE E. MAZZOTTA —————————————— Name: George E. Mazzotta Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press release issued on May 22, 2006.